COMMON STOCK
Par Value $01

Incorporated Under the Laws
of the State of Maryland

                [LOGO] This Certificate is Transferrable in Boston, MA or in New York, NY


            THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.

THIS CERTIFIES THAT


IS THE OWNER OF

             FULL PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF The BlackRock Insured Municipal 2008 Term Trust Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the share represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By Laws of the Corporation, each as from time to time amended, to all of which the holder by acceptance hereof asserts. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers

[SEAL]

Dated:

          Secretary      President
                                         Countersigned and Registered
                                         State Street Bank and Trust Company
                                         Transfer Agent and Registrar
                                         Authorized Signature


            THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, option or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. The Corporation will also furnish without charge to each stockholder who so requests a description of the authority of the Corporation's board of directors to set the relative rights and preferences of unissued series of the Corporation's capital stock. Such requests may be made to the Corporation or the transfer agent.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common      UNIF GIFT MIN ACT -
                                              Custodian
TEN ENT - as tenants by the entireties        (Cust)               (Minor)
JT TEN  - as joint tenants with right of      Under Uniform Gifts to Minors Act
          Survivorship and not as
          tenants in common                     ____________________________
                                                       (State)

      Additional abbreviations may also be used though not in the above list For value received, ___________ hereby sell, assign and transfer unto

Please insert Social Security or other
identifying number of assignee

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Please print or typewrite name and address including postal zip code of assignee

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Shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said Stock on the books of the within-named
Corporation with full power of substitution in the premises.


Date: ___________________


                                          Signature
                                          (Notice: The signature to this
                                          assignment must correspond with
                                          the name as written upon the face
                                          of the Certificate in every
                                          particular without alteration or
                                          enlargement or any change
                                          whatever)